UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 7, 2011

BLUE BRIDGE CAPITAL, INC.
(f/k/a Apextalk Holdings, Inc.)
 (Exact name of registrant as specified in its charter)

Delaware	333-153838	26-1402471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

637 Howard Street San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(888) 494-2330
 (Registrant’s telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 1, 2011, the Company amended Article 1 of its Articles of Incorporation to change the Company’s name to Blue Bridge Capital, Inc.

Item 8.01 Other Events

Legal Proceedings

On June 7, 2011, Dongguan Suile Trading Co., Ltd. (“Dongguan”) filed a Stipulation of Discontinuance (the “Stipulation”) for the settlement of the action filed against Blue Bridge Capital, Inc. (f/k a Apextalk Holdings, Inc.) (the “Company” or “us”) on December 16, 2010, as reported in our Current Report on Form 8-K filed with the SEC on December 20, 2010 and is incorporated herein by reference (the “Action”). The Stipulation provides for the withdrawal of the Action with prejudice and without interest, costs, or disbursements to any party.

Item 9.01 Financial Statement and Exhibits

(a)  Financial Statements of Business Acquired

None.

(b)  Pro Forma Financial Information

None.

(c)  Shell Company Transactions

None.

(d)  Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BRIDGE CAPITAL, INC.

Date: June 13, 2010	By:	/s/ Hui Liu
Hui Liu Chief Executive Officer